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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                               ------------------


         Date of Report (Date of earliest event reported) July 25, 2007

                               INFOCROSSING, INC.
             (Exact name of registrant as specified in its charter)

              DELAWARE                 0-20824              13-3252333
    (State or other jurisdiction    (Commission            (IRS Employer
          Of incorporation)         File Number)         Identification No.)



      2 CHRISTIE HEIGHTS STREET LEONIA, NEW JERSEY               07605
        (Address of principal executive offices)               (Zip Code)

                                 (201) 840-4700
             (Registrant's telephone number, including area code.)


                                       N/A
         (Former name and former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A. 2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240. 14a- 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))



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SAFE HARBOR FOR FORWARD-LOOKING AND CAUTIONARY STATEMENTS

This report contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. As such, final results could differ from estimates or expectations due to risks and uncertainties, including, but not limited to: incomplete or preliminary information; changes in government regulations and policies; continued acceptance of products and services of Infocrossing, Inc. (the "Company") in the marketplace; competitive factors; closing contracts with new customers and renewing contracts with existing customers on favorable terms; expanding services to existing customers; new products; technological changes; the Company's dependence upon third-party suppliers; intellectual property rights; difficulties with the identification, completion, and integration of acquisitions; and other risks. For any of these factors, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, as amended.


ITEM 8.01    OTHER EVENTS

On July 25, 2007, by means of the press release attached hereto, the Company announced that the CONVERSION AGENT has determined that the Company's 4% Convertible Senior Notes due 2024 have become convertible as a result of the occurrence of an event specified in Section 12.1(a)(i) of the Indenture dated June 30, 2004 between the Company and Wells Fargo Bank, National Association, as Trustee (the "Indenture"). During the quarter ended June 30, 2007, THE MARKET PRICE of the COMMON STOCK for at least 20 TRADING DAYS in the 30 consecutive TRADING DAY period ending on the last day of the preceding fiscal quarter was more than 130% of the APPLICABLE CONVERSION PRICE.

This notice is made as required pursuant to Section 12.1(f) of the Indenture. CAPITALIZED terms in this filing and the press release are defined in the Indenture.

ITEM 9.01(d) EXHIBITS

The following materials are attached as exhibits to this Current Report on Form 8-K:

EXHIBIT
NUMBER         DESCRIPTION

    4 Indenture, dated as of June 30, 2004, between the Company as issuer and Wells Fargo Bank, National Association, as trustee; and form of 4.00% Convertible Senior Notes due 2024, incorporated by reference to Exhibit 4.2 to a Registration Statement No. 333-117340 on Form S-3 filed July 13, 2004.

   99          Press Release of the Company


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 25, 2007                INFOCROSSING, INC.
                                   Registrant

                                   By:  /s/ NICHOLAS J. LETIZIA
                                        ---------------------------
                                        Name: Nicholas J. Letizia
                                        Title: SVP, General Counsel & Secretary





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                                  EXHIBIT INDEX

EXHIBIT
NUMBER       DESCRIPTION
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   99        Press Release of the Company

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